Oppenheimer Core Bond Fund

Supplement dated April 6, 2009 to the
Prospectus dated April 29, 2008

This supplement amends the Prospectus of Oppenheimer Core Bond Fund (the "Fund") dated April 29, 2008. It is in addition to the supplements dated May 5, 2008 and July 1, 2008, and it replaces the supplements dated December 15, 2008, March 31, 2009 and April 3, 2009. The Prospectus is revised as follows:

1.	The section titled “How the Fund is Managed – Advisory Fees” on page 19 is deleted in its entirety and is replaced by the following:

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.50% of the first $1 billion of average annual net assets of the Fund and 0.35% of average annual net assets in excess of $1 billion. The Fund’s management fee for its last fiscal year ended December 31, 2007 was 0.44% of average annual net assets for each class of shares.

The Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that those expenses, as percentages of average daily net assets, will not exceed the following annual rates: 0.90% for Class A shares; 1.65% for Class B and Class C shares, respectively; 1.15% for Class N shares and 0.65% for Class Y shares. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders.

Effective April 1, 2009, the Manager has also agreed to voluntarily waive the advisory fee by 0.10% of the Fund’s average daily net assets through March 31, 2010. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory contract is available in the Fund’s Annual Report to shareholders for the year ended December 31, 2007.

2.	The section titled "How the Fund is Managed – Portfolio Managers," on page 19 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Manager. The Fund’s portfolio is managed by Krishna Memani, who is primarily responsible for the day-to-day management of the Fund’s investments. Mr. Memani has been a portfolio manager and Vice President of the Fund since April 2009.

Mr. Memani has been a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

April 6, 2009

PS0285.040